SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement              [_] Confidential, For Use of the
[_]   Definitive Proxy Statement                   Commission Only (as permitted
[X]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]   Soliciting Material Under Rule 14a-12

                           Phillips Petroleum Company
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

                -------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

                -------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                -------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

                -------------------------------------------------------------

5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:
____________________________________________________________________________

   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)   Amount previously paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:

The following notice is being sent to beneficial holders of 2000 shares or more whose shares are held of record by banks and brokers who have arranged with ADP Investor Communication Service to deliver shareholder communications in compliance with Rule 14b-1 of the Securities Exchange Act of 1934.


Dear Phillips Petroleum Company Share Owner:

We have previously sent you proxy materials for the SPECIAL MEETING OF STOCKHOLDERS OF PHILLIPS PETROLEUM COMPANY TO BE HELD ON APRIL 11, 2001. Your Phillips Petroleum Company shares are registered in the name of your broker as the holder of record.

              |--------------------------------------------------|
              | YOUR SHARES CANNOT BE VOTED ON CERTAIN PROPOSALS | |UNLESS YOU GIVE YOUR SPECIFIC VOTING INSTRUCTIONS!|
              |--------------------------------------------------|

Please forward your voting instructions as soon as possible using one of the following methods:

                      AVAILABLE 24 HOURS - 7 DAYS A WEEK!

  ------------------------------                -----------------------------
  GIVE INSTRUCTIONS BY TELEPHONE                GIVE INSTRUCTIONS BY INTERNET
  ------------------------------                -----------------------------
   Using a touch-tone telephone,
     call the toll-free number                         Go to website:
  which appears on the top left                      WWW.PROXYVOTE.COM
  corner on your enclosed Voting                 JUST FOLLOW THESE FOUR EASY
        Instruction Form.                                  STEPS:
   JUST FOLLOW THESE FOUR EASY
             STEPS:
 |------------------------------|              |-----------------------------|
 |1.  Read the Phillips         |              |1.  Read the Phillips        |
 |    Petroleum Company Proxy   |              |    Petroleum Company Proxy  |
 |    Statement and enclosed    |              |    Statement and enclosed   |
 |    Voting Instruction Form.  |              |    Voting Instruction Form. |
 |                              |              |                             |
 |2.  Call the toll-free number |              |2.  Got the the website      |
 |    located on the top left   |              |    www.proxyvote.com.       |
 |    corner of your Voting     |              |                             |
 |    Instruction Form.         |              |3.  Enter your 12-digit      |
 |                              |              |    Control Number located on|
 |3.  Enter your 12-digit       |              |    your Voting Instruction  |
 |    Control Number located on |              |    Form.                    |
 |    your Voting Instruction   |              |                             |
 |    Form.                     |              |4.  Follow the simple        |
 |                              |              |    instructions.            |
 |4.  Follow the simple recorded|              |-----------------------------|
 |    instructions.             |
 |------------------------------|

  If you give voting instructions by telephone or Internet, do NOT return your
                            Voting Instruction Form.
                          Thank you for your response!